1940 Act File No. 811-22523

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the registrant [X]
Filed by a party other than the registrant [   ]

Check the appropriate box:

[   ]      Preliminary proxy statement.
[   ]      Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
[X]      Definitive proxy statement.
[   ]      Definitive additional materials.
[   ]      Soliciting material pursuant to Section 240.14a-12

DESTRA INVESTMENT TRUST II

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X]           No fee required.
[   ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

[   ]         Fee paid previously with preliminary materials.

[   ]         Check box if any part of the fee is offset as provided by Exchange Act Rule-0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)           Amount Previously Paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

Destra Investment Trust II

One North Wacker Drive, 48th Floor
Chicago, Illinois 60606

Important Information for Fund Shareholders

August 24, 2015

Destra Focused Equity Fund (the “Fund”),
a series of Destra Investment Trust II (the “Trust”)

While we encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the proposal in the Questions & Answers (“Q&A”) below.  The Q&A contains limited information.  It should be read in conjunction with, and is qualified by reference to, the more detailed information contained elsewhere in the Proxy Statement.

Questions and Answers:

Q.	Why am I receiving this Proxy Statement?

A.	You are being asked to vote on an important matter affecting the Fund:

Approval of a New Investment Sub-Advisory Agreement.

Destra Capital Advisors LLC (“Destra” or the “Adviser”) serves as the Fund’s investment adviser.  Destra has retained a sub-adviser, WestEnd Advisors LLC, a North Carolina limited liability company (“WestEnd” or the “Sub-Adviser”), to manage the assets of the Fund.  On June 1, 2015, WestEnd completed a series of transactions to redeem the ownership interests of two of its members, comprising approximately 40% of the voting interests in WestEnd (the “Transaction”).  As a result, under applicable law, the then-effective investment sub-advisory agreement by and among the Trust, on behalf of the Fund, WestEnd and Destra automatically terminated.  WestEnd currently provides investment sub-advisory services to the Fund on an interim basis, as permitted by the Investment Company Act of 1940. In order to permit WestEnd to continue to serve as sub-adviser to the Fund beyond the interim period, securities laws require the Fund’s shareholders to approve a new investment sub-advisory agreement.

The Trust’s Board of Trustees, including the Independent Trustees, unanimously recommends that you vote FOR the  proposal to approve the new investment sub-advisory agreement.

Your vote is very important.  We encourage you as a shareholder to participate in the Fund’s governance by returning your vote as soon as possible.  If enough shareholders do not cast their votes, the Fund may not be able to hold its meeting or to obtain the vote on the issue.  Your immediate response will prevent the inconvenience of further solicitations for a shareholder vote.

Q.	How will I as a Fund shareholder be affected by the Transaction?

A.
Your Fund investment will not change as a result of WestEnd’s change of ownership.  You will still own the same Fund shares and the underlying value of those shares will not change as a result of the Transaction.  Destra and the Sub-Adviser will continue to manage the Fund according to the same objectives and policies as before, and it is not anticipated that there will be any significant changes to the Fund’s operations.

Q.	Will there be any important differences between the Fund’s new sub-advisory agreement and the agreement that was effective prior to the closing of the Transaction?

A.	No. The terms of the agreements are substantially identical. There will be no change in the contractual management fees you pay.

Q.	What will happen if shareholders of the Fund do not approve the new investment sub-advisory agreement?

A.
If the new investment sub-advisory agreement is not approved, the Board will take such further action as it deems in the best interests of the shareholders of the Fund, which may include resubmitting the proposal to shareholders or determining not to pursue use of WestEnd as the sub-adviser.

Q.	How does the Board recommend that I vote on the proposal?

A.	After careful consideration, the Board unanimously recommends that shareholders vote FOR the proposal.

Q.	Whom do I call if I have questions?

A.	If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call AST Fund Solutions, LLC, the Fund’s proxy solicitor, at (800) 341-6292.

Q.	Will my Fund pay for this proxy solicitation?

A.	No. WestEnd will bear all costs and expenses associated with the preparation, printing and mailing of the Proxy Statement, the solicitation of proxy votes and holding the meeting.

Q.	How do I vote my shares?

A.
You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope.  Alternatively, you may vote by telephone by calling the toll-free number found on your proxy card or by going to the Internet site found on your proxy card.  You may also vote by attending the meeting in person.

Q.	Will anyone contact me?

A.
You may receive a call from AST Fund Solutions, LLC, the proxy solicitor, to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to vote your proxy.

One North Wacker Drive, 48th Floor
Chicago, Illinois 60606

Notice of Special Meeting
of Shareholders
to Be Held on October 15, 2015

Destra Investment Trust II
Destra Focused Equity Fund

August 24, 2015

To the Shareholders of the Fund:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Destra Focused Equity Fund (the “Fund”), a series of Destra Investment Trust II (a Massachusetts business trust and the “Trust”), will be held in the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, on Thursday, October 15, 2015, at 10 a.m. Central time, for the following purposes:

1.           To approve a new investment sub-advisory agreement by and among Destra Capital Advisors LLC, WestEnd Advisors LLC and Destra Investment Trust II, on behalf of the Destra Focused Equity Fund (the “Proposal”).

2.           To transact such other business as may properly come before the Meeting (including any adjournments or postponements).

Shareholders of record at the close of business on August 19, 2015 are entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

The Board of Trustees of the Trust recommends that shareholders vote FOR the Proposal.

All shareholders are cordially invited to attend the Meeting.  In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting.  You may vote by mail, by telephone or over the Internet.  To vote by mail, please mark, sign, date and mail the enclosed proxy card.  No postage is required if mailed in the United States.  To vote by telephone, please call (800) 341-6292 and follow the recorded instructions, using your proxy card as a guide.  To vote over the Internet, go to www.proxyonline.com and follow the instructions, using your proxy card as a guide.

By Order of the Board of Trustees,

/s/ Justin Pfaff

Justin Pfaff
Secretary

Destra Investment Trust II
Destra Focused Equity Fund

One North Wacker Drive, 48th Floor
Chicago, Illinois 60606
Proxy Statement

August 24, 2015

This Proxy Statement is first being mailed to shareholders on or about August 25, 2015.

This Proxy Statement is furnished in connection with the solicitation by the board of trustees (the “Board” and each trustee, a “Trustee” and collectively, the “Trustees”) of Destra Investment Trust II (the “Trust”), on behalf of the Destra Focused Equity Fund (the “Fund”), of proxies to be voted at the Special Meeting of Shareholders to be held in the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, on Thursday, October 15, 2015, at 10 a.m. Central time (the “Meeting”), and at any and all adjournments, postponements or delays thereof.

As discussed more fully below, shareholders of the Fund are being asked:

1.           To approve a new investment sub-advisory agreement among Destra Capital Advisors LLC (“Destra” or the “Adviser”), WestEnd Advisors LLC (“WestEnd” or the “Sub-Adviser”) and the Trust, on behalf of the Fund.

2.           To transact such other business as may properly come before the Meeting (including any adjournments or postponements).

Voting Information

On the Proposal coming before the Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly.  If a properly executed proxy is returned and no choice is specified, the shares will be voted:

•	FOR the approval of the new investment sub-advisory agreement as described in this Proxy Statement.

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.  A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card.  Merely attending the Meeting, however, will not revoke any previously submitted proxy.

A quorum of shareholders is required to take action at the Meeting.  Thirty percent (30%) of the shares entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Meeting.  Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting.  The inspectors of election will determine whether or not a quorum is present at the Meeting.  The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients may request the instructions of such customers and clients on how to vote their shares before the Meeting.  We urge you to provide instructions to your broker or nominee so that your votes may be counted.

The details of the Proposal to be voted on by the shareholders of the Fund and the vote required for approval of the Proposal are set forth under the description of the Proposal below.

Shares Outstanding

Those persons who were shareholders of record at the close of business on August 19, 2015 (the “Record Date”), will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held.  Appendix A lists the shares of each class of the Fund that were issued and outstanding as of the Record Date.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on October 15, 2015. This Proxy Statement is available on the Internet at http://destracapital.com.  The Fund’s most recent annual and semiannual reports are also available on the Internet at http://destracapital.com/investors/literature.  In addition, the Fund will furnish, without charge, copies of its most recent annual and semiannual reports to any shareholder upon request.  To request a copy, please write to Destra Capital Advisors LLC, One North Wacker Drive, 48th Floor, Chicago, Illinois 60606, or call (877) 287-9646.

You may call (800) 341-6292 for information on how to obtain directions to be able to attend the Meeting and vote in person.

APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT

Background and Reason for Vote

WestEnd has served as sub-adviser to the Fund since April 12, 2011.  Prior to June 1, 2015, WestEnd served as sub-adviser pursuant to an investment sub-advisory agreement among WestEnd and the Trust, on behalf of the Fund, dated as of November 6, 2014 (the “Original Sub-Advisory Agreement”).  The Original Sub-Advisory Agreement was last approved by shareholders on November 6, 2014.  The Original Sub-Advisory Agreement was submitted to the shareholders for approval on such date in connection with a change of control of the Fund’s Adviser.  On June 1, 2015 WestEnd entered into a series of agreements to redeem the ownership interests of two of its members comprising approximately forty percent (40%) of the voting securities of WestEnd (the “Transaction”).  The Transaction was consummated on June 1, 2015 (the “Closing Date”).  The consummation of the Transaction resulted in an “assignment,” as that term is used in the Investment Company Act of 1940 (the “1940 Act”), of the Original Sub-Advisory Agreement.  Section 15 of the 1940 Act requires, among other things, that any investment advisory agreement that includes an investment sub-advisory agreement provide for its automatic termination in the event of its “assignment.”  Accordingly, the Original Sub-Advisory Agreement automatically terminated on the Closing Date in accordance with its terms and the requirements of the 1940 Act.  Since the Closing Date, WestEnd has served as investment sub-adviser to the Fund pursuant to an Interim Sub-Advisory Agreement (as defined and described below).

In anticipation of the completion of the Transaction and the termination of the Original Sub-Advisory Agreement, the Board held a meeting on May 11, 2015 (the “Board Meeting”), at which, after careful consideration, including of presentations from representatives of WestEnd (see “Board Considerations” below), the Trustees determined that, following the Transaction, it would be in the best interests of the Fund for WestEnd to continue to act as sub-adviser to the Fund.  Accordingly, to ensure the continuation of portfolio management services to the Fund after the Closing Date, as permitted under the 1940 Act and Rule 15a-4 thereunder (“Rule 15a-4”), for the Fund, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”), approved an interim sub-advisory agreement by and among the Trust, on behalf of the Fund, Destra and WestEnd (the “Interim Sub-Advisory Agreement”).  The Interim Sub-Advisory Agreement has been in effect since the Closing Date and, pursuant to Rule 15a-4 under the 1940 Act, will be in effect no longer than through October 29, 2015 (i.e., 150 days after the termination of the Original Sub-Advisory Agreement (see “The Interim Sub-advisory Agreement” below)).  In addition, at the Board Meeting, the Board, including a majority of the Independent Trustees, approved, subject to shareholder approval, the new sub-advisory agreement among the Trust, Destra and the Sub-Adviser in substantially the same form as the Original Sub-Advisory Agreement (the “New Sub-Advisory Agreement”).  The terms and provisions of the New Sub-Advisory Agreement are the same as the corresponding terms and provisions of the Original

Sub-Advisory Agreement (as described below under “Comparison of Original Sub-Advisory Agreement and New Sub-Advisory Agreement”).  The form of the New Sub-Advisory Agreement is attached hereto as Appendix D.

The Interim Sub-Advisory Agreement

WestEnd currently provides sub-advisory services to the Fund under the Interim Sub-Advisory Agreement.  Many of the terms of the Interim Sub-Advisory Agreement are substantially similar to those of the Original Sub-Advisory Agreement; however, there are some differences, including differences in provisions relating to effective date, termination and manner of compensation, as required by Rule 15a-4 under the 1940 Act.

The Interim Sub-Advisory Agreement is currently in effect and, unless terminated sooner in accordance with its terms, will continue to be in effect through October 29, 2015 (i.e., 150 days after the completion of the Transaction; the “Interim Termination Date”) or until shareholders of the Fund approve the Fund’s New Sub-Advisory Agreement, whichever occurs first.  If shareholders of the Fund do not approve the Fund’s New Sub-Advisory Agreement, the Board will take such action as it deems to be in the best interests of the Fund.  In addition, the Interim Sub-Advisory Agreement may be terminated by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund upon 10 calendar days’ written notice.

For the Fund, the rate of compensation paid to WestEnd is the same under the Interim Sub-Advisory Agreement, Original Sub-Advisory Agreement and New Sub-Advisory Agreement.  However, the compensation accrued under the Interim Sub-Advisory Agreement is to be held in an interest-bearing escrow account with the Fund’s custodian or another bank designated by the Fund.  If the New Sub-Advisory Agreement is approved by shareholders on or before the Interim Termination Date, the amount in the escrow account (including the interest earned) will be paid to WestEnd.  However, if shareholders of the Fund do not approve the New Sub-Advisory Agreement by such date, WestEnd will be paid, out of the escrow account, the lesser of: (i) any costs incurred by WestEnd in performing services under the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned).

Comparison of Original Sub-Advisory Agreement and New Sub-Advisory Agreement

The terms of the New Sub-Advisory Agreement, including fees payable to the Sub-Adviser by the Adviser thereunder, are identical to those of the Original Sub-Advisory Agreement, except for the date of effectiveness.  There is no change in the fee rate payable by the Adviser to the Sub-Adviser.  If approved by shareholders of the Fund, the New Sub-Advisory Agreement for the Fund will expire on October 15, 2017, unless continued.  The New Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.  Below is a comparison of certain terms of the Original Sub-Advisory Agreement to the terms of the New Sub-Advisory Agreement.  For a more complete understanding of the New Sub-Advisory Agreement, please refer to the form of the New Sub-Advisory Agreement provided in Appendix D.  The summary below is qualified in all respects by the terms and conditions of the form of New Sub-Advisory Agreement.

Sub-Advisory Services.  The sub-advisory services to be provided by the Sub-Adviser to the Fund under the New Sub-Advisory Agreement will be identical to those sub-advisory services currently provided by the Sub-Adviser to the Fund under the Original Sub-Advisory Agreement.  Moreover, the same personnel will continue to provide sub-advisory services to the Fund.  Both the Original Sub-Advisory Agreement and New Sub-Advisory Agreement provide that the Sub-Adviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the Fund’s investment portfolio, all on behalf of the Fund and subject to the supervision of the Fund’s Board and the Adviser.  In performing its duties under both the Original Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Sub-Adviser will monitor the Fund’s investments and will comply with the provisions of the Trust’s Declaration of Trust and By-laws and the stated investment objectives, policies and restrictions of the Fund.

Brokerage.  Both the Original Sub-Advisory Agreement and New Sub-Advisory Agreement authorize the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund.

Fees.  Under both the Original Sub-Advisory Agreement and New Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a portfolio management fee out of the investment management fee it receives from the Fund.  The rate of the portfolio management fees payable by the Adviser to the Sub-Adviser under the New Sub-Advisory Agreement is identical to the rate of the fees paid under the Original Sub-Advisory Agreement.  The annual rate of portfolio management fees payable to the Sub-Adviser under the Original Sub-Advisory Agreement and the New Sub-Advisory Agreement and the fees paid by the Adviser to the Sub-Adviser with respect to the Fund during the Fund’s last fiscal year are set forth in Appendix B to this Proxy Statement.

Payment of Expenses.  Under the Original Sub-Advisory Agreement and New Sub-Advisory Agreement, the Sub-Adviser agrees to pay all of its own operating expenses incurred by it in connection with providing sub-advisory services under the Agreement, other than the cost of securities and other assets (including brokerage commissions, if any) purchased for the Fund.

Limitation on Liability.  The Original Sub-Advisory Agreement and New Sub-Advisory Agreement provide that the Sub-Adviser will not be liable for, and the Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any breach thereunder and, with respect to the Sub-Adviser, any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Sub-Adviser’s duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of duties under the Agreement, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Continuance.  The Original Sub-Advisory Agreement of the Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act.  If the shareholders of the Fund approve the New Sub-Advisory Agreement for the Fund, the New Sub-Advisory Agreement will expire on October 15, 2017, unless continued.  Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination.  The Original Sub-Advisory Agreement and New Sub-Advisory Agreement for the Fund provide that the Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by either party on sixty (60) days’ written notice.  The Original Sub-Advisory Agreement and New Sub-Advisory Agreement may also be terminated by action of the Fund’s Board or by a vote of a majority of the outstanding voting securities of the Fund, accompanied by sixty (60) days’ written notice.

Information about the Sub-Adviser

WestEnd.  WestEnd, located at Two Morrocroft Centre, 4064 Colony Road, Suite 130, Charlotte, North Carolina 28211, is a boutique investment management firm.  WestEnd had approximately $2.1 billion of assets under management as of July 31, 2015.

The names, positions with WestEnd and principal occupations of the persons who are principal executive officers and directors of WestEnd are listed below:

Name	Principal Occupation

John David Black	Chief Operating Officer
Edmund Nelson Durden	Partner and Portfolio Manager
Jennifer M. Friedland	Chief Compliance Officer
Michael William Goldman	Partner
Frank Staunton Harkins	Partner
Robert Lansing Pharr	Chief Investment Officer and Portfolio Manager
Frederick O. Porter	Partner and Portfolio Manager

The business address for the principal executive officers and partners is Two Morrocroft Centre, 4064 Colony Road, Suite 130, Charlotte, North Carolina  28211.

Portfolio Management.  The closing of the Transaction did not result in any changes to the portfolio managers serving the Fund. The portfolio managers identified below are currently responsible for providing day-to-day portfolio management services to the Fund under the Interim Sub-Advisory Agreement and were also responsible for providing such services under the Original Sub-Advisory Agreement.  It is expected that they will continue to serve as portfolio managers to the Fund if shareholders approve the New Sub-Advisory Agreement.

Robert L. Pharr, Chief Investment Officer and Portfolio Manager

Mr. Pharr is a founder of WestEnd and serves as a Managing Partner and Chief Investment Officer at the firm. In 1988, Mr. Pharr co-founded Eastover Capital Management, Inc., a registered equity and fixed-income management investment advisory firm. Mr. Pharr was responsible for all of the investment decisions made for clients’ portfolios, as well as directing the day-to-day operations of the firm. From 1995 to 2003, Mr. Pharr was the president and founder of Providence Capital Management, Inc., a registered investment advisory firm that is the predecessor to WestEnd. Providence Capital Management changed its name to WestEnd Advisors LLC in 2003, from which time Mr. Pharr began serving his current positions.

Frederick O. Porter, CFA, Partner and Portfolio Manager

Mr. Porter is a partner and portfolio manager, and joined WestEnd in 2008 as an investment analyst.  Mr. Porter leads the top-down macroeconomic research efforts for the Large-Cap Core Equity portfolio. Mr. Porter entered the financial services industry in 1999.  Between 2004 and 2008, he was an analyst on Wachovia Securities’ leveraged loan trading desk, was an associate in its leveraged finance group, and studied at Duke University’s Fuqua School of Business.  From 2002 to 2004, he was a portfolio manager for U.S. Trust and prior to that worked as an assistant portfolio manager at State Street Global Advisors. Mr. Porter holds the Chartered Financial Analyst (CFA) designation.

Edmund N. Durden, Partner and Portfolio Manager

Mr. Durden joined WestEnd in 2006 as a partner and portfolio manager.  At WestEnd, Mr. Durden leads the bottoms-up stock research efforts for the Large-Cap Core Equity portfolio. Prior to joining WestEnd, Mr. Durden was a founding employee and senior analyst at Cambium Capital, a long/short equity hedge fund based in Charlotte, North Carolina from 2002 to 2006.  While at Cambium, Mr. Durden performed bottoms-up, fundamental research on stocks in multiple sectors.  In 2006, Mr. Durden founded Crescent Heights Consulting, LLC, which conducted outsourced research for multiple hedge funds.

Similar Funds Advised or Sub-Advised by the Sub-Adviser.  The Sub-Adviser does not advise or sub-advise any other registered investment companies with investment objectives similar to those of the Fund.

Information Relating to Control of the Sub-Adviser.  Information regarding the Sub-Adviser’s ownership by control persons is set forth below:

Control Persons of the Sub-Adviser	Title of the Control Persons	Percentage of Outstanding Securities Owned by Control Persons

Edmund N. Durden	Partner	32%
Michael W. Goldman	Partner	32%
F. Staunton Harkins	Partner	4%
Frederick O. Porter	Partner	32%

Affiliated Brokerage and Other Fees

The Fund paid no brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Fund, the Adviser or the Sub-Adviser.

During the Fund’s last fiscal year, the Fund did not pay any amount to the Adviser or Sub-Adviser to the Fund or any affiliated person of the Adviser or Sub-Adviser to the Fund for services provided to the Fund (other than pursuant to an investment advisory contract with the Advisor or Sub-Advisor or for brokerage commissions).

Shareholder Approval

To become effective with respect to the Fund, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with all classes of shares voting together as a single class.  The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) sixty-seven (67%) or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than fifty percent (50%) of such outstanding shares are present in person or represented by proxy; or (ii) more than fifty percent (50%) of such outstanding shares of the Fund entitled to vote thereon.  For purposes of determining the approval of the New Sub-Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

The New Sub-Advisory Agreement was approved by the Board after consideration of all factors that it determined to be relevant to its deliberations, including those discussed below under “Board Considerations” immediately following this Proposal.  The Board also determined to submit the Fund’s New Sub-Advisory Agreement for consideration by the shareholders of the Fund.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act is a safe harbor that provides in substance that, when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale as long as two conditions are met. The first condition specifies that, during the three-year period immediately following consummation of the transaction, at least seventy-five (75%) of the investment company’s board of directors/trustees must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser.  The second condition specifies that no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement, during the two-year period after the transaction occurs, whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property, to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. If either condition of Section 15(f) is not met, the safe harbor is not available. The Board has not been advised of any circumstances arising under the Transaction that might result in the imposition of an “unfair burden” being imposed on the Fund.

The Board unanimously recommends that shareholders of the Fund vote FOR approval of the Fund’s New Sub-Advisory Agreement.

BOARD CONSIDERATIONS

The Board, including a majority of the Independent Trustees, approved the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement (collectively, the “Agreements”) at the Board Meeting. The Board determined that the terms of the Agreements are fair and reasonable and in the best interests of the Fund. Based on information provided by WestEnd, the Board, including a majority of the Independent Trustees, determined that the scope and quality of services to be provided to the Fund under the Agreements would be at least equivalent to the scope and quality of services provided under the Original Sub-Advisory Agreement.

On May 4, 2015, the Board was informed that WestEnd had entered a series of agreements to redeem the ownership interests of Robert L. Pharr and John D. Black, then partners of WestEnd (i.e., the Transaction). The Board also was informed that the consummation of the Transaction, which was expected to occur on or about June 1, 2015, would constitute a “change of control” of WestEnd and result in the “assignment” and termination of the Original Sub-Advisory Agreement pursuant to its terms and the requirements of the 1940 Act. On April 23, 2015, counsel to the Independent Trustees provided WestEnd with a request for information regarding the Transaction and the services to be provided under the Agreements.  In anticipation of the consummation of the Transaction, the Board held an in-person meeting on May 11, 2015, to consider the information provided by WestEnd and to consider the approval of the Agreements.

To reach its determination for the Fund, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In connection with its deliberations regarding the Agreements, the Board noted the Adviser’s representation that apart from their effective and termination dates and any provisions of the Interim Sub-Advisory Agreement required by Rule 15a-4 under the 1940 Act, the Agreements were identical to the Original Sub-Advisory Agreement.  The Board considered that the information provided by WestEnd in response to the Independent Trustees’ request for information included a discussion of the services provided by WestEnd to the Fund (including the relevant personnel responsible for these services); the sub-advisory fees charged by WestEnd to the Fund; the nature of expenses incurred by WestEnd in providing services to the Fund and the potential for economies of scale, if any; financial data on WestEnd; and any fall-out benefits to WestEnd.  In addition, WestEnd’s personnel was present at the May 11, 2015 Board meeting and discussed the Transaction and the Agreements with the Board.

The Independent Trustees met separately with their independent legal counsel at the May 11, 2015 Board meeting to discuss the Agreements and the information provided by WestEnd.

In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by WestEnd under the Agreements.  The Board considered the background and experience of WestEnd’s portfolio management team, noting that Mr. Pharr and Mr. Black were expected to continue their involvement with WestEnd following the consummation of the Transaction and that the Transaction was not expected to result in any other changes to the portfolio management team. The Board also considered the representations of WestEnd that there will be no diminution of services provided under the Agreements. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services to be provided to the Fund by WestEnd under the Agreements were expected to be satisfactory.

The Board considered the sub-advisory fee rates to be paid by the Fund under the Agreements, noting that they would be the same as the fee rate paid by the Fund under the Original Sub-Advisory Agreement, and that fees payable to WestEnd under the Interim Sub-Advisory Agreement would be held in escrow until shareholder approval of the New Sub-Advisory Agreement. The Board, including a majority of the Independent Trustees, determined that apart from the provisions of the Interim Sub-Advisory Agreement required by Rule 15a-4 under the 1940 Act, the differences between the Original Sub-Advisory Agreement and the Agreements were immaterial.  For the Fund, the Board considered that the sub-advisory fee rate was negotiated at arm’s length between the Sub-Adviser and the Adviser, an unaffiliated third party.  For the Fund, the Board concluded that the sub-advisory fee rate was reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Sub-Adviser under the Agreements.

The Board noted that WestEnd did not identify any economies of scale realized in connection with providing services to the Fund.  The Board also considered fall-out benefits realized by WestEnd from its relationship with the Fund, noting WestEnd’s representation that no changes were anticipated in its soft-dollar policy.

Based on all of the information considered and the conclusions reached, the Board, including a majority of the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.

ADDITIONAL INFORMATION

Information About the Adviser

Destra Capital Advisors LLC (“Destra” or the “Adviser”), One North Wacker Drive, 48th Floor, Chicago, Illinois 60606, serves as the Fund’s investment adviser.  Additionally, Destra is responsible for providing certain clerical, bookkeeping and other administrative services to the Fund.  Destra will continue to serve in these capacities after the approval by shareholders of the New Sub-Advisory Agreement.

Beneficial Ownership

Control Persons and Principal Shareholders

To the knowledge of the Board, as of the Record Date, no single shareholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) beneficially owned more than five percent (5%) of any class of the Fund’s outstanding Shares, except as provided in Appendix C-1.  A control person is one who owns, either directly or indirectly, more than twenty-five (25%) of the voting securities of the Fund or acknowledges the existence of control. A party that controls the Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of shares, including percentage of outstanding shares beneficially owned, is based on securities position listing reports as of the Record Date. The Fund does not have any knowledge of the identity of the ultimate beneficiaries of the shares listed in Appendix C-1.

Trustees and Executive Officers

The table provided in Appendix C-2 lists the number of Fund shares beneficially owned by the Trustees and executive officers in the Fund as of August 19, 2015.

Shareholder Proposals

The Fund generally does not hold annual shareholders’ meetings but will hold special meetings as required or deemed desirable.  Because the Fund does not hold regular shareholders’ meetings, the anticipated date of the next special shareholders’ meeting (if any) cannot be provided.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Fund should send their written proposal to the Fund at One North Wacker Drive, 48th Floor, Chicago, Illinois 60606.  Proposals must be received a reasonable time before the Fund begins to print and mail its proxy materials for the meeting.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Trustee should write to the attention of Justin Pfaff, Secretary to the Trust.  The letter should indicate that you are a Fund shareholder.  If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee.

If a communication does not indicate a specific Trustee, it will be sent to the Chairman of the Board of the Trust for further distribution as deemed appropriate by such person.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by WestEnd.  Solicitation may be made by letter or telephone by officers or employees of the Adviser, or by dealers and their representatives.  The Adviser has engaged AST Fund Solutions, LLC to assist in the solicitation of proxies at an estimated cost of $12,500 plus reasonable expenses, which costs will be borne by the WestEnd.

Fiscal Year

The fiscal year-end of the Fund is September 30.

Service Providers

The Bank of New York Mellon (“BNYM”), located at 101 Barclay Street, 13E, New York, New York 10286, serves as the Fund’s administrator and provides administrative, valuation and computation services.  The custodian of the Fund’s assets is BNYM, 2 Hanson Place, Brooklyn, New York 11217.  The custodian performs custodial, fund accounting and portfolio accounting services.  The Fund’s transfer, shareholder services, dividend paying agent and accounting agent is BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of the Fund following the applicable period.  The Fund will furnish, without charge, a copy of its annual report and/or semiannual report as available upon request.  Such written or oral requests should be directed to such Fund at Destra Capital Advisors LLC, One North Wacker Drive, 48th Floor, Chicago, Illinois 60606, or by calling (877) 287-9646.  The Fund’s most recent annual and semiannual reports are also available on the Internet at http://destracapital.com/investors/literature.

Please note that only one annual report, semiannual report or proxy statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary.  To request a separate copy of an annual report, semiannual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting.  However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Fund, One North Wacker Drive, 48th Floor, Chicago, Illinois 60606, for inspection by any shareholder during regular business hours beginning (10) ten days prior to the date of the Meeting.

The Meeting may, by action of the person presiding thereat, be adjourned with respect to one or more matters to be considered at the Meeting, if a quorum is not present with respect to such matter; the Meeting may, by motion of the person presiding thereat, be adjourned with respect to one or more matters to be considered at the Meeting, even if a quorum is present with respect to such matters, when such adjournment is approved by the vote of holders of shares representing a majority of the voting power of the shares present and entitled to vote with respect to the matter or matters adjourned.  Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

PLEASE VOTE AS SOON AS POSSIBLE.  YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES THAT YOU HOLD.

Justin Pfaff
Secretary

August 24, 2015

Appendix A

Fund Information

Shares of Each Class Outstanding as of August 19, 2015
Class A	Class C	Class P	Class I

561,660	2,463,521	(1)	317,206

(1)       Class P shares are not currently offered by the Fund

A-1

Appendix B

Sub-Advisory Fee Rate and Aggregate Sub-Advisory Fees Paid

Fiscal Year-End	Percentage of Advisory Fee Paid to Sub-Adviser	Fees Paid to the Sub-Adviser During Last Fiscal Year

Sept. 30, 2014	50%	$54,662

B-1

Appendix C-1

List of Beneficial Owners Who Own More Than 5% of Any Class of Shares in the Fund

The following chart lists each shareholder or group of shareholders who beneficially owned more than 5% of any class of shares for the Fund as of August 19, 2015:

Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Class A	UBS Financial Services Inc., 500 Delaware Avenue, Suite 900, Wilmington, DE 19801	36,715	6.54%

Class I	Charles Schwab & Co., Inc., 101 Montgomery, San Francisco, CA 94104	374,025	15.18%

C-1-1

Appendix C-2

Share Ownership

Dollar Range of Equity Securities

The following table lists the number of shares beneficially owned by each Trustee and executive officer in the Fund as of July 31, 2015.

Independent Trustee		Interested Trustee

John S. Emrich	None	Nicholas Dalmaso	10,150
Michael S. Erickson	None
James Bernard Glavin	None

Executive Officers

Dominic Martellaro	3,754
Rick Grove	None
Derek Mullins	None
Justin Pfaff	None

C-2-1

Appendix D

FORM OF NEW SUB-ADVISORY AGREEMENT

Investment Sub-Advisory Agreement

Agreement made as of this ___ day of ________, 2015 by and among Destra Investment Trust II (the “Trust”), a Massachusetts business trust, on behalf of its series the Destra Focused Equity Fund (the “Fund”), Destra Capital Advisors LLC, a Delaware limited liability company (the “Adviser”), a registered investment adviser with the Securities and Exchange Commission (“SEC”), and WestEnd Advisors LLC, a North Carolina limited liability company and a registered investment adviser with the SEC (the “Sub-Adviser”).

Whereas, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

Whereas, the Trust has retained the Adviser to serve as the investment adviser for the Fund pursuant to an Investment Management Agreement between the Adviser and the Trust (as such agreement may be modified from time to time, the “Management Agreement”);

Whereas, the Management Agreement provides that the Adviser may, subject to the initial and periodic approvals required under Section 15 of the 1940 Act, appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement; and

Whereas, the Trust and the Adviser desire to retain the Sub-Adviser to furnish investment advisory services for the Fund’s investment portfolio, upon the terms and conditions hereafter set forth.

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                1.Appointment.  The Trust and the Adviser hereby appoint the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.  The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Trust, Fund or Adviser in any way, nor otherwise be deemed an agent of the Trust, Fund or Adviser.

                2.Services to Be Performed.  Subject always to the supervision of the Trust’s Board of Trustees and the Adviser, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund’s investment portfolio, all on behalf of the Fund and as described in the Fund’s registration statement on Form N-1A (File No. 811-22523) as the same may thereafter be amended from time to time and communicated by the Fund or the Adviser to the Sub-Adviser in writing.  In the performance of its duties, the Sub-Adviser will in all material respects (a) monitor the Fund’s investments, and (b) comply with the provisions of the Trust’s Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or the Adviser to the Sub-Adviser in writing, and the stated investment objectives, policies and restrictions of the Fund as such objectives, policies and restrictions may subsequently be changed by the Trust’s Board of Trustees and communicated by the Trust, Fund or Adviser to the Sub-Adviser in writing.  The Trust, Fund or Adviser has provided the Sub-Adviser with current copies of the Trust’s Declaration of Trust, By-laws, prospectus, statement of additional information and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to the Sub-Adviser’s performance under this Agreement.

Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or brokerage services provided by a broker or dealer in accordance with the provisions of Section 28(e) under the Securities and Exchange Act of 1934, as amended.  Subject to approval by the Trust’s Board of Trustees and compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser.  It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

In addition, Sub-Adviser may aggregate purchase and sale orders of securities placed with respect to the assets of the Fund with similar orders being made simultaneously for other accounts managed by Sub-Adviser or its affiliates, if in Sub-Adviser’s reasonable judgment such aggregation is consistent with seeking best execution in accordance with the terms hereof.  In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner.  Nevertheless, the Trust, Fund and Adviser acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable.  Whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made.  Moreover, it is possible that due to differing investment objectives or for other reasons, Sub-Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

The Sub-Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Fund’s policies and procedures, (b) the Sub-Adviser det        ermines the purchase or sale is in the best interests of the Fund, and (c) the Fund’s Board of Trustees has approved these types of transactions.

The Fund may adopt policies and procedures that modify or restrict the Sub-Adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein provided that such policies and procedures are communicated by the Fund or the Adviser to the Sub-Adviser in writing.

The Sub-Adviser will communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request.  In no instance will portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser or any affiliated person of the Fund, the Adviser, or the Sub-Adviser, except as may be permitted under the 1940 Act or rules adopted thereunder.

The Sub-Adviser further agrees that it:

                 (a)will conform in all material respects to all applicable rules and regulations of the Securities and Exchange Commission and comply in all material respects with all policies and procedures adopted by the Trust’s Board of Trustees and communicated to the Sub-Adviser in writing and, in addition, will conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory activities;

                 (b)will report to the Adviser and to the Trust’s Board of Trustees on a quarterly basis and will make appropriate persons available for the purpose of reviewing with representatives of the Adviser and the Board of

Trustees on a regular basis at such times as the Adviser or the Board of Trustees may reasonably request in writing regarding the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund’s investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Adviser or the Trust’s Board of Trustees; and

                 (c)will prepare and maintain such books and records with respect to the Fund’s securities and other transactions for the Fund’s investment portfolio as required for registered investment advisers under applicable law or as otherwise reasonably requested by the Adviser and will prepare and furnish the Adviser and Trust’s Board of Trustees such periodic and special reports as the Board or the Adviser may reasonably request.  The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any such records upon the request of the Adviser or the Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940, as amended, or other applicable law.

                3.Expenses.  During the term of this Agreement, the Sub-Adviser will pay all of its own operating expenses incurred by it in connection with providing the sub-advisory services under this Agreement, excluding without limitation the expenses of the Fund including the cost of securities and other assets) purchased for the Fund (including any brokerage commissions, if any incurred in the purchase or sale thereof).  The Fund will pay all expenses of its organization, operation and business not specifically assumed or agreed to be paid by the Sub-Adviser hereunder.

                4.Additional Sub-Advisers.  Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act and the approval of the Adviser, the Sub-Adviser may retain one or more additional sub-advisers at the Sub-Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in Section 2 hereof with respect to the Fund.  Retention of a sub-adviser hereunder shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Sub-Adviser’s duties hereunder.

                5.Compensation.  For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee (the “Management Fee”) equal to 50% of the advisory fee paid to the Adviser for its services to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Fund).  The Management Fee shall be payable in arrears on or about the first day of each month during the term of this Agreement.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

                6.Services to Others.  The Trust, Fund and Adviser acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or sub-investment adviser to one or more other investment companies that are not a series of the Fund.  In addition, the Trust, Fund and Adviser acknowledge that the persons employed by the Sub-Adviser to assist in the Sub-Adviser’s duties under this Agreement will not devote their full time to such efforts.  It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

                7.Limitation of Liability and Indemnification.

                 (a)The Sub-Adviser shall not be liable for, and the Trust, Fund and Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any breach hereof, error of judgment or mistake of law or for any loss suffered by the Trust, Fund or Adviser (including, without limitation, by reason of the purchase, sale or retention of any security or other asset) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

                 (b)To the fullest extent permitted by applicable law, the Trust, Fund and Adviser shall indemnify the Sub-Adviser, its affiliates and the officers, directors, employees and agents of the Sub-Adviser and its affiliates (each an “indemnitee”) against any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit relating to the Fund or the Adviser and not resulting from the willful misfeasance, bad faith, negligence, or reckless disregard of any indemnitee in the performance of the obligations and duties of any indemnitee’s office; provided that to the extent that the Trust or the Fund has indemnified an indemnitee, the Adviser shall contribute a portion of the amount paid by the Trust or the Fund as shall be appropriate to reflect the relative fault of the Trust or the Fund, on the one hand, and the Adviser, on the other hand, in causing the act or omission that resulted in the indemnification payment.  The federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in this Agreement will waive or limit any rights that the Fund or the Adviser may have under those laws.

An indemnitee will not confess any claim or settle or make any compromise in any instance in which the Fund or the Adviser will be asked to provide indemnification, except with the Fund’s and the Adviser’s prior written consent.  Any amounts payable by the Fund under this section shall be satisfied only against the assets of the Fund and not against the assets of any other investment series of the Trust.

                 (c)Promptly after receipt by an indemnitee of notice of any claim for which indemnification would be sought, the indemnitee shall notify the indemnifying party thereof in writing.  If indemnification rights are claimed pursuant to this section, all the indemnitees shall retain one counsel and such counsel shall be approved in advance by the Fund.  In addition, if any such claim or action shall be brought against an indemnitee or indemnitees, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, to assume the defense thereof with counsel reasonably satisfactory to the indemnitee or indemnitees.  After notice from the indemnifying party to the indemnitee or indemnitees of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnitee or indemnitees under this section for any legal or other expenses subsequently incurred by the indemnitee or indemnitees in connection with the defense thereof other than reasonable costs of investigation.

                 (d)Any indemnification made in accordance with this section shall not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification to be liable to the Fund or its shareholders (or to the Adviser) by reason of willful misfeasance, bad faith, negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office.

                 (e)The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.  Nothing contained in this section shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any indemnitee.

                8.Term; Termination; Amendment.  This Agreement shall become effective with respect to the Fund upon shareholder approval in the manner required by the 1940 Act, and shall remain in full force until the two-year anniversary of the date of its effectiveness unless sooner terminated as hereinafter provided.  This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Adviser or the Sub-Adviser upon sixty (60) days’ written notice to the other parties.  This Agreement may also be terminated by the Fund by action of the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund upon sixty (60) days’ written notice to the Sub-Adviser by the Fund without payment of any penalty.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 5 earned prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Fund, subject to applicable law.

                9.Compliance Certification.  From time to time as requested by the Trust, Fund or Adviser, the Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the Investment Company Act of 1940, as amended, as are reasonably requested by the Fund or Adviser.  In addition, the Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 of the Investment Company Act of 1940, as amended.

                10.Notice.  Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

If to the Adviser or the Trust:	If to the Sub-Adviser:
Destra Capital Advisors LLC One North Wacker Drive, 48th Floor Chicago, Illinois 60606	__________________________ __________________________ __________________________ If by Facsimile: (___) ________

                11.Limitations on Liability.  All parties hereto are expressly put on notice of the Trust’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein and a copy of which has been provided to the Sub-Adviser prior to the date hereof.  This Agreement is executed on behalf of the Fund by the Trust’s officers in their capacity as officers and not individually and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but the obligations imposed upon the Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to the subject Fund, for the enforcement of any claims.

                12.Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

                13.Applicable Law.  This Agreement shall be construed in accordance with applicable federal law and (except as to Section 11 hereof which shall be construed in accordance with the laws of the Commonwealth of Massachusetts) the laws of the State of Illinois.

                14.Amendment, Etc.  This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

                15.Authority.  Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement.  The Trust represents that engagement of the Sub-Adviser has been duly authorized by the Trust and it shareholders (to the extent required by the 1940 Act) in accordance with the provisions of Section 15 thereof, and the rules or exemptive orders of the Securities and Exchange Commission, and is in accordance with the Trust’s Declaration of Trust and other governing documents of the Trust.

                16.Severability.  Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Management Fee described in Section 5 are not severable.

                17.Entire Agreement.  This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein.

[Remainder of page left intentionally blank.
Signature page follows.]

In Witness Whereof, the Fund, the Adviser and the Sub-Adviser have caused this Agreement to be executed by its duly authorized officer as of the day and year first above written.

DESTRA CAPITAL ADVISORS LLC

By ________________________________
Title: _____________________________

DESTRA INVESTMENT TRUST II
on behalf of the Destra Focused Equity Fund

By __________________________________
Title: _____________________________

WESTEND ADVISORS LLC

By __________________________________
Title: _____________________________

PROXY CARD

Destra Investment Trust II

Destra Focused Equity Fund

«NAME» «ADDRESS» «CITY» «STATE» «ZIP»

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON October 15, 2015

This Proxy is being solicited on behalf of the Board of Trustees of
Destra Investment Trust II.

The undersigned, having received notice of the Special Meeting of Shareholders of Destra Focused Equity Fund (the “Fund”), a series of Destra Investment Trust II, revoking previous proxies, hereby appoints Justin Pfaff and Virginija Adomavicius, or any one of them, true and lawful attorneys, each with full power of substitution and revocation, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Fund (the “Special Meeting”) to be held on October 15, 2015 at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, at 10 a.m., Central time, and at any adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Special Meeting.

Using a black or blue ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Proposals—The Board of Trustees recommends a vote FOR the following proposals.

To approve a new investment sub-advisory agreement among Destra Capital Advisors LLC, WestEnd Advisors LLC and Destra Investment Trust II, on behalf of the Destra Focused Equity Fund
 You may only vote shares of the Fund you hold as of the Record Date.
For ☐	Against ☐	Abstain ☐

IMPORTANT: This proxy must be completed, signed and dated on the reverse side.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE AND THIS PROXY IS EXECUTED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

Four simple methods to vote your proxy:
1.

Internet: Log on www._________________. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.
Your Control Number: «ControlNum»
2.	Phone: Simply dial toll-free (800)___-____ or (___)___-____. Please have this proxy card available at the time of the call.
3.	Mail: Simply complete, sign and date this proxy card and return it in the postage paid envelope provided.

4.	Facsimile: Simply complete, sign and date this proxy card and fax it to __________ at (___)___-____.

Note—Please sign the name or names exactly as appearing on the proxy card. When signing as an attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name and indicate your title. Joint owners should each sign. Please sign, date and return.

Account	Shares
Signature and Title (if applicable)
«Account»	«ShareBalance»
Date
«NAME» «ADDRESS» «CITY» «STATE» «ZIP»
Signature, if held jointly

Date

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged.